                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr. and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance North American Government Income Trust,

Inc. and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all

that said attorneys-in-fact, or their substitute or

substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Donald J. Robinson
                                     Donald J. Robinson


Dated:  September 30, 1996

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr. and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance North American Government Income Trust,

Inc. and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all

that said attorneys-in-fact, or their substitute or

substitutes, may do or cause to be done by virtue hereof.





                                  /s/ John D. Carifa
                                     John D. Carifa


Dated:  September 30, 1996

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr. and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance North American Government Income Trust,

Inc. and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all

that said attorneys-in-fact, or their substitute or

substitutes, may do or cause to be done by virtue hereof.





                                  /s/ David H. Dievler
                                     David H. Dievler


Dated:  September 30, 1996

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr. and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance North American Government Income Trust,

Inc. and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all

that said attorneys-in-fact, or their substitute or

substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Ruth Block
                                     Ruth Block


Dated:  September 30, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr. and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance North American Government Income Trust,

Inc. and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all

that said attorneys-in-fact, or their substitute or

substitutes, may do or cause to be done by virtue hereof.





                                  /s/ John H. Dobkin
                                     John H. Dobkin


Dated:  September 30, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr. and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance North American Government Income Trust,

Inc. and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all

that said attorneys-in-fact, or their substitute or

substitutes, may do or cause to be done by virtue hereof.





                                  /s/ William H. Foulk, Jr.
                                     William H. Foulk, Jr.


Dated:  September 30, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr. and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance North American Government Income Trust,

Inc. and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all

that said attorneys-in-fact, or their substitute or

substitutes, may do or cause to be done by virtue hereof.





                                  /s/ James M. Hester
                                     James M. Hester


Dated:  September 30, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr. and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance North American Government Income Trust,

Inc. and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all

that said attorneys-in-fact, or their substitute or

substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Clifford L. Michel
                                     Clifford L. Michel


Dated:  September 30, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr. and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance North American Government Income Trust,

Inc. and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all

that said attorneys-in-fact, or their substitute or

substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Robert C. White
                                     Robert C. White
Dated:  September 30, 1996














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